                            SCHEDULE 14A INFORMATION

             PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                                 EXCHANGE ACT OF 1934

Filed by the Registrant  /X/

Filed by a Party other than the Registrant

Check the appropriate box:
/ /     Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/     Definitive proxy statement

/ /     Definitive Additional Materials

/ /     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            CARDIAC SCIENCE, INC.
-----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/      No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

                             CARDIAC SCIENCE, INC.
                               1176 MAIN STREET
                                   BUILDING C
                               IRVINE, CA 92614
                             ___________________

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD MAY 12, 1998

TO THE STOCKHOLDERS OF
CARDIAC SCIENCE, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of CARDIAC SCIENCE, INC., a Delaware corporation (the "Company"), will be held on Tuesday, May 12, 1998, at 10:00 A.M., local time, at Doubletree Club Hotel, Orange County Airport, 7 Hutton Centre Drive, Santa Ana, CA 92707, for the following purposes:

     1. To elect a board of five directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

     2.   To ratify and approve the Company's 1997 Stock Option/Stock Issuance
          Plan.

     3. To ratify the selection by the Board of Directors of Coopers & Lybrand L.L.P. as independent auditors of the Company for the fiscal year ending December 31, 1998.

     4. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Management is aware of no other business which will come before the meeting.

     The Board of Directors has fixed the close of business on April 5, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof.

     All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                   By Order of the Board of Directors,

                                   Brett L. Scott
                                   Secretary
Irvine, California
April 12, 1998

                                 IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID
 ENVELOPE.  IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR
                         PROXY AND VOTE IN PERSON.
                      THANK YOU FOR ACTING PROMPTLY.

                               CARDIAC SCIENCE, INC.
                                  1176 MAIN STREET
                                     BUILDING C
                                  IRVINE, CA 92614
                                   _______________

                                   PROXY STATEMENT


                            ANNUAL MEETING OF STOCKHOLDERS
                               TO BE HELD MAY 12, 1998
                                 ___________________


                               SOLICITATION OF PROXIES



     This statement is furnished in connection with the solicitation by the Board of Directors of Cardiac Science, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders to be held on May 12, 1998, at 10:00 A.M., local time, or at any postponements or adjournments thereof (the "Annual Meeting"), at Doubletree Club Hotel, Orange County Airport, 7 Hutton Centre Drive, Santa Ana, CA 92707.

     These proxy solicitation materials were mailed on or about April 12, 1998 to all Stockholders entitled to vote at the Annual Meeting. The cost of soliciting these proxies will be borne by the Company. Regular employees and directors of the Company may solicit proxies in person, by telephone, or by mail. No additional compensation will be given to employees or directors for such solicitation. The Company will request brokers and nominees who hold stock in their names to furnish proxy solicitation materials to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding proxy solicitation material to such beneficial owners.

     Stockholders of record of the Company's common stock, par value $.001 per share ("Common Stock"), at the close of business on April 5, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, approximately 4,984,560 shares of Common Stock were issued and outstanding.

     A form of proxy is enclosed for use at the Annual Meeting. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by delivering to the Company (Attention: Brett L. Scott, Inspector of Elections) a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. When a proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted (i) for the election of the nominees for director named in this Proxy Statement, (ii) for approval of the Company's 1997 Stock Option/Stock Issuance Plan, (iii) for ratification of the selection by the Board of Directors of Coopers & Lybrand L.L.P. as independent auditors for the year ended December 31, 1998 and (iv) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Annual Meeting.

     Holders of shares of Common Stock are entitled to one vote per share on all matters to come before the Annual Meeting and a vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required to approve each proposal to be acted upon at the Annual Meeting.
The holders of a majority of the shares of Common Stock outstanding on the Record Date and entitled to be voted at the Annual Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

     Abstentions and broker non-votes are each included in the determination of the number of shares present at the

Annual Meeting and for the purpose of determining whether a quorum is present, and each is tabulated separately. Abstentions and broker non-votes are not counted in determining whether a nominee is elected. In determining whether a proposal has been approved, abstentions are counted as votes against the proposal and broker non-votes are not counted either for or against the proposal.

                               PROPOSAL NO. 1
                            ELECTION OF DIRECTORS

NOMINEES

     Five directors are nominees for election at the Annual Meeting to hold office until the next annual meeting and until their successors are elected and qualified. Unless authority to vote for any directors is withheld in a proxy, it is intended that each proxy will be voted for the Company's five nominees named below, all of whom are currently directors of the Company.

     It is expected that all nominees will be able and willing to serve as directors. However, in the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve as a nominee or as a director if elected.

     The following information is submitted concerning the nominees named for election as directors based upon information received by the Company from such person.

      Name                       Position                       Age
     ----                        --------                       ---
Raymond W. Cohen         President, Chief Executive Officer      39
                         and Director

 Paul D. Quadros         Director                                51

 Peter Crosby            Director                                45

 Howard L. Evers         Director                                49

 J. Desmond Fitzgerald   Director                                69


     RAYMOND W. COHEN has been President and Chief Executive Officer of the Company since February 1997 and a director of the Company since April 1997. Since 1993, Mr. Cohen has served as the President of Diagnostic Monitoring, a diagnostic medical device company distributing cardiovascular products worldwide, which company was acquired by the Company in April 1997. From 1990 to 1993, he was Vice President, Sales and Marketing of Diagnostic
Monitoring.   From 1988 to 1990, Mr. Cohen was President of BioAnalogics,
Inc., a development stage medical device manufacturer. During his tenure at Brentwood Instruments, Inc., a distributor of cardiopulmonary devices from 1981 to 1988, Mr. Cohen held various sales and marketing positions, including Vice President of Sales and Marketing from 1985 to 1988. Mr. Cohen holds a B.S. in Business Management from the State University of New York at Binghamton.

     PAUL D. QUADROS has been a director of the Company since its formation in May 1991. Since 1995, he has been Chairman of the Board of UroGen Corp., a developer of pharmaceuticals to treat prostate cancer. From 1994 to 1995, Mr. Quadros served as Senior Vice President and Chief Financial Officer of Thermatrix, Inc., a manufacturer of pollution control equipment. Prior to joining Thermatrix, Mr. Quadros was a General Partner of Technology Funding, a venture capital management organization. During his tenure at Technology Funding he was a member of the Commitments Committee from 1986 to 1994, serving as its Chairman from 1987 to 1990. From 1991 to 1994, he was Chairman of Technology Funding's Medical Investment Committee and was actively involved in managing Technology Funding's health care portfolio. Mr. Quadros has a B.A. in Finance from California State University at

Fullerton and an M.B.A. from the UCLA Graduate School of Management. He currently serves on the Board of Directors at NeoVision Corporation and Pehnotypics Corporation.

     PETER CROSBY has been a director of the Company since November 1997.
Mr. Crosby has been Chairman of the Board of Harley Street Software since February 1998. From 1996 to 1997, he was President, Chief Executive Officer and a director of NeoVision Corporation, an ultrasound imaging system developer. NeoVision was sold to United States Surgical Corporation in September 1997. From 1995 to 1996, Mr. Crosby was a consultant for Biomedical Business Resources, helping development stage medical device companies with product development, strategy and marketing. From 1981 to 1996, Mr. Crosby held numerous senior management positions for Nucleous Group, an Australian medical device company division of Pacific Dunlop, a multinational corporation. During his tenure at Nucleous, he served as Vice President, R&D, and Vice President of Business Development for Telectronics Pacing Systems, a global developer of implantable medical devices such as defibrillators, pacemakers and cardiomyoplasty stimulators. Mr. Crosby is the author of many publications, holds several patents, and has a B.S. in Electrical Engineering as well as a Masters of Engineering Science from the University of Melbourne, Australia.

     HOWARD EVERS has been a director of the Company since March 1998. From 1995 to 1996, Mr. Evers served as President, Chief Executive Officer and Chairman of the Board of Diagnostics On Call, a mobile X-ray and EKG services provider to the long term care and home health care markets. From 1992 to 1995, he was the Chief Executive Officer and Chairman of the Board of PSI, a medical supply distribution company servicing the physician office market. From 1988 to 1992, Mr. Evers was the Chief Executive Officer and Chairman of the Board of Lake Industries, an environmental services company. From 1973 to 1988, Mr. Evers was President and Chief Executive Officer of Tru Green Corporation, a lawn, tree and shrub care and pest control company.

     J. DESMOND FITZGERALD, M.D.. Dr. Fitzgerald has been a director of the Company since September 1997. Dr. Fitzgerald, who resides in Manchester, England, has been a consultant in pharmaceutical medicine with a specialty in cardiovascular pharmacology since 1993. Since 1993, he has also been a Visiting Professor in the Departments of Physiology and Pharmacology at the University of Strathclyde, in Glasgow, Scotland. From 1986 to 1993, Dr. Fitzgerald has held professorships in Medicine in Canada, Scotland and Great Britain. Dr. Fitzgerald has drafted numerous original papers, served as chapter author for 14 major cardiology and pharmacology texts, and has authored the textbook THE PRINCIPLES AND PRACTICE OF CLINICAL TRIALS published in 1970. Dr. Fitzgerald received a B.S. in Botany, Zoology and Biochemistry from the University College, Dublin in 1949 and received his M.D. degree from the same institution in 1954. He received his MRCP and FRCP degrees from Edinburgh in 1961 and 1972, respectively.

     There is no family relationship between any of the directors or executive officers of the Company.

BOARD MEETINGS AND CERTAIN COMMITTEES

     The Board of Directors of the Company held a total of eight meetings during the year ended December 31, 1997. While the Board of Directors has an Audit Committee and a Compensation Committee, there is no nominating committee or committee performing the functions of a nominating committee.

     The Audit Committee reviews the adequacy of the Company's internal controls and meets periodically with management and the independent auditors. This Committee, which currently consists of Messrs. Crosby and Quadros, did not meet in 1997.

     The Compensation Committee recommends salaries, incentives and other forms of compensation for directors, officers and other employees of the Company, administers the Company's various incentive compensation and benefit plans (including stock plans) and recommends policies relating to such incentive compensation and benefit plans. The Committee, which consists of directors Cohen, Crosby and Quadros, held three meetings during 1997.

     No incumbent director attended fewer than 75 percent of the aggregate number of meetings (held while such director was a member) of the Board of Directors and of the committees, if any, upon which such director served in 1997.

                         EXECUTIVE OFFICERS OF THE REGISTRANT

     The executive officers of the Company are as follows:


     Name                Age       Position and Offices with the Company
     ----                ---       -------------------------------------
     Raymond W. Cohen    39        President, Chief Executive Officer
                                   and Director

     Brett L. Scott      47        Chief Financial Officer

     Officers are appointed by and hold office at the pleasure of the Board of Directors. Set forth below is a biographical description of the executive officer of the Company who is not also a director of the Company, based on information supplied by him.

     BRETT L. SCOTT has been Chief Financial Officer of the Company since October 1997. From 1992 to 1997, Mr. Scott was Chief Financial Officer of Neuro Navigational Corporation, a publicly held company located in Costa Mesa, California which developed, manufactured and marketed minimally-invasive neurosurgery and vascular surgery fiberoptic imaging technology, software and disposables. Mr. Scott was Chief Financial Officer of Western Energy Management, Inc. from 1991 to 1992 and of D&D Construction Co., Inc. from 1989 to 1991. From 1982 to 1989, he was co-owner of Schneider & Scott, Inc., certified public accountants. Mr. Scott is a certified public accountant and holds a B.S. in Business Administration from the University of Southern California.

                   BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES

     The following table sets forth, as of April 5, 1998, certain information regarding the beneficial ownership of Common Stock by (i) each stockholder known to the Company to be the beneficial owner of more than 5% of the outstanding shares thereof; (ii) each director of the Company; and (iii) all officers and directors of the Company as a group.


 NAME AND ADDRESS OF              NUMBER OF SHARES
 BENEFICIAL OWNER                BENEFICIALLY OWNED      PERCENT OF CLASS (1)
-----------------                ------------------      --------------------
 Medstone, Inc.                       546,722                   11.0%
 100 Columbia
 Suite 100
 Aliso Viejo, CA 92656

 Lava Investments Limited             509,000                   10.2%
 Hong Kong

 Raymond W. Cohen                     507,560                   10.2%
 1176 Main Street
 Irvine California 92614

 L Rolls Ltd.                         290,617                    5.8%
 45 River Court
 London, England

 Breslow & Walker, LLP               265,562(2)                  5.1%
 767 Third Avenue
 New York, New York 10017


                                       6



 Paul D. Quadros                         0                        *

 Peter Crosby                          8,000                      *

 Howard L. Evers                         0                        *

 J. Desmond Fitzgerald
                                         0                        *

 All officers and directors           535,248                   10.7%
 as a group (five
 persons)(3)




______________________
*    Less than 1%.
(1) Shares of Common Stock subject to options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the number of shares and the percentage of the outstanding shares held by a person holding such options or warrants but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2)  Includes 262,500 shares issuable upon exercise of outstanding warrants.
(3) Includes 17,500 shares issuable upon exercise of outstanding warrants and 2,188 shares issuable upon exercise of outstanding options.

COMPENSATION OF DIRECTORS

     Directors receive $1,000 per meeting for their services as directors. Directors are also reimbursed for expenses incurred in attending meetings of the Board of Directors and its committees. Non-employee directors also are eligible to receive options under the Company's Restated 1993 Stock Incentive Plan and 1997 Stock Option/Stock Issuance Plan, which is the subject of Proposal 2 hereof.

     In December 1997, each non-employee director was granted stock options to purchase 15,000 shares of Common Stock under the 1997 Stock Option/Stock Issuance Plan, which grants are subject to stockholder ratification of the Plan.

EXECUTIVE COMPENSATION

     The following table sets forth information regarding compensation paid by the Company during 1997 to the Company's Chief Executive Officer, who commenced his employment in that year. No other executive officer of the Company received salary and bonus payments in excess of $100,000 during the year ended December 31, 1997.

SUMMARY OF COMPENSATION TABLE


                                                                                        LONG TERM COMPENSATION
                                                                  -----------------------------------------------------------
                              ANNUAL COMPENSATION                               AWARDS                        PAYOUTS
                            -------------------------              -------------------------------      ---------------------
                                                                                   SECURITIES
NAME AND                                                   OTHER      RESTRICTED    UNDERLYING            LTIP          ALL
PRINCIPAL                    SALARY          BONUS         ANNUAL       STOCK      OPTIONS/SARS          PAYOUT         OTHER
POSITION             YEAR      ($)            ($)           COMP.        AWARD        (#)(1)               ($)          COMP.
---------            ----   --------         ------        ------     ----------   -------------       -----------    --------
Raymond W. Cohen     1997   101,083             --            --            --         50,000               --             --
President and Chief
Executive Officer


(1) Represents shares of Common Stock underlying stock options. The grant of the options disclosed in this column was made pursuant to the 1997 Stock Option/Stock Issuance Plan, and is subject to stockholder ratification of such Plan (see Proposal 2).

OPTION GRANTS IN 1997

     The following table provides information related to options granted to the named executive officer during the year ended December 31, 1997:


                            NO. OF SECURITIES     PERCENTAGE OF TOTAL
                           UNDERLYING OPTIONS      OPTIONS GRANTED TO     EXERCISE PRICE     EXPIRATION
     NAME                    GRANTED (#)(1)        EMPLOYEES IN YEAR          ($/Sh)            DATE
    -----                  ------------------     ------------------      --------------     ----------
Raymond W. Cohen                  50,000                    12.0%               $2.00         12/8/07



(1) Represents shares of Common Stock underlying stock options. Such options are exercisable 25% per year commencing in December 1998. The grant of these options is subject to stockholder approval of the 1997 Stock Option/Stock Issuance Plan.

Aggregated Option Exercises In 1997 and Year-End Option Values

     The following table sets forth certain information as of December 31, 1997 regarding options held by the named executive officer. Such executive officer did not exercise any options during the year ended December 31, 1997.

                      SHARES                 NUMBER OF SECURITIES
                     ACQUIRED                UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED IN-THE-
                        ON       VALUE            OPTIONS AT                 MONEY OPTIONS AT
                     EXERCISE   REALIZED           YEAR-END                   YEAR-END ($)(1)
        NAME          (#)        ($)      EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
        ----         --------   --------  -------------------------     --------------------------
Raymond W. Cohen       --         --              --           50,000         --             $0





(1) The closing bid price of the Common Stock on December 31, 1997 was $1.25. Value is calculated on the difference between the exercise price of in-the-money options and multiplied by the number of shares of Common Stock underlying the option.


EMPLOYMENT AGREEMENT

     In February 1997, the Company entered into an employment agreement with Raymond W. Cohen pursuant to which he was named President and Chief Executive Officer. The term of employment expires in February 1999. Mr. Cohen's base salary is $120,000 per annum, plus such bonuses and stock options which he may be eligible to receive based on incentive plans approved by the Board of Directors. In addition, Mr. Cohen is entitled to receive a car allowance of $6,000 per annum. A non-competition covenant is contained in the employment agreement.

                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In July 1994, the Company entered into an agreement with Breslow & Walker, LLP, counsel to the Company, and Howard K. Cooper, former Chairman, to defer collection of payables of $86,000 and $30,000, respectively, until the earlier of March 19, 1996 or completion of the next public offering of securities of the Company. The Company had negotiated extensions on these terms for Breslow & Walker, LLP to extend the due date until a successful closure of funding of the Company, and has paid all amounts due to Mr. Cooper. In connection with a private placement of securities of the Company completed in August 1997, the Company entered into an agreement with Breslow & Walker, LLP to defer collection of $128,693 ($86,000 previously deferred and $42,693 in additional fees) until the earlier of August 28, 1998 or the completion of the next public offering of securities of the Company.

     On April 11, 1997, the Company acquired from Raymond W. Cohen, President and Chief Executive Officer of the Company, Innovative Physicians Services, Inc. d/b/a Diagnostic Monitoring, a Nevada corporation engaged in the sale of medical diagnostic equipment, particularly Holter technology, through a network of domestic and international distributors, for 5,714.285 shares of the Company's Series A Convertible Preferred Stock plus a non-interest bearing promissory note in the principal amount of $100,000, payable in eighteen (18) equal consecutive monthly installments commencing upon the earlier of April 9, 1999 or the completion of an equity financing by the Company of not less than $2,000,000 of gross proceeds. Each share of Series A Preferred Stock has been, by its terms, converted into 1,000 shares of Common Stock.

                                   PROPOSAL 2
                      RATIFICATION AND APPROVAL OF THE
                   1997 STOCK OPTION/STOCK ISSUANCE PLAN

     The Company believes that stock options and share ownership are important factors in order for it to attract, retain and motivate key employees. As of December 31, 1997, only 97,562 shares of Common Stock were available for issuance under the Company's Restated 1993 Stock Incentive Plan. Accordingly, the Company's 1997 Stock Option/Stock Issuance Plan (the "Plan") was adopted by the Board of Directors in December 1997 in the form attached hereto as Exhibit A, subject to approval of the stockholders. A maximum of 705,000 shares of Common Stock may be issued pursuant to the Plan, of which 463,204 have been granted to date to employees, including executive officers, and directors of the Company. Such grants are subject to stockholder ratification and approval of the Plan.

     The essential features of the Plan are outlined below. The following description of the Plan does not purport to be complete and is qualified in its entirety by the text of the Plan attached to this Proxy Statement as Exhibit A.

     The Plan authorizes the granting of incentive stock options to employees of the Company or any of its subsidiaries, including officers, and non-statutory stock options to employees, including officers, and directors of the Company, as well as to certain consultants and advisors. The options to be granted under the Plan and designated as incentive stock options are intended to receive incentive stock option tax treatment pursuant to Section 422 of the Internal Revenue Code, as amended (the "Code").

     The Plan also authorizes direct issuance of stock to eligible participants in the Plan at a price per share of not less than 85% of the fair market value on the date of issuance, payable in cash, by check, or, if permitted under the terms of the grant, by promissory note. The consideration for such shares may also be past services rendered to the Company. Such stock issuances may vest immediately or in one or more installments as determined by the Board of Directors. The holder of such stock, however, shall have full stockholder rights with respect to said stock, whether or not vested.

     The aggregate amount of Common Stock subject to the Plan and issuable upon the exercise of all stock options ("Options") or granted directly to an eligible participant consists of 705,000 shares of Common Stock, whether authorized but unissued or reacquired by the Company. The maximum amount of 705,000 shares issuable upon the exercise of Options or direct issuance and the number of shares and exercise price per share in effect under each outstanding Option are subject to adjustment upon the occurrence of certain events, including, but not limited to, stock dividends, stock splits, combinations, mergers, consolidations, reorganizations, reclassifications, exchanges or other capital adjustments.

     The option price for the Common Stock underlying the Options is determined by the Board of Directors or a committee designated by the Board and consisting of two or more members ("Committee"), but in no event shall it be, with respect to incentive stock options, less than 100% of the fair market value of the Common Stock on the date it is granted (110% in the case of optionees who own more than 10% of the voting power of all classes of stock of the Company). The exercise price for non-statutory Options may be less than 100% of the fair market value of the Common Stock on the date the Option is granted. The Code limits to $100,000 the fair market value (determined at the time the Option is granted) of the Common Stock with respect to which incentive Options are first exercisable by any individual employee during any calendar year.

     No Option granted under the Plan may be exercised after the expiration of the Option, which may not, in any case, exceed ten years from the date of grant (five years in the case of incentive Options granted to persons who own more than 10% of the voting power of all classes of the stock of the Company). Options granted under the Plan are exercisable on such basis as determined by the Board of Directors of the Company.

     In the event of a liquidation or dissolution of the Company or a merger or consolidation of the Company resulting in a transfer of more than 50% of the voting power of the Company's securities, any unexercised Options theretofore granted under the Plan shall, immediately prior to such transaction, become fully exercisable. If not exercised prior to such transaction, all Options shall be deemed cancelled unless the surviving corporation in any such merger or consolidation elects to assume the Options under the Plan. All shares of stock issued pursuant to the Plan shall also be immediately vested in the event of such a transaction.

     The exercise of an Option is contingent upon receipt by the Company of a written notice of exercise from the holder thereof, and payment to the Company, either in cash, a check to its order, or, in certain circumstances, shares of Common Stock, of the purchase price for the shares of Common Stock.
 Options granted under the Plan may not be transferred by the participant other than by will or the laws of descent and distribution and may be exercised during the holder's lifetime only by such holder.

     If an employee or director of the Company or a subsidiary thereof by reason of a termination of such relationship other than disability or misconduct ceases to be an employee or director prior to his exercise of the Option, the Option granted to such employee or other person shall automatically terminate, lapse and expire 90 days from the date of termination. If an employee or director of the Company or a subsidiary thereof ceases to be an employee or a director of the Company by reason of disability, such holder may exercise any Option he holds at any time within twelve months from the date of termination for such cause, but only to the extent the holder had the right to exercise such Option at the date of such termination.

     If an employee or director of the Company or a subsidiary thereof dies while holding an outstanding Option, his Option rights may be exercised by the person or persons to whom such rights under the Option are transferred by will or the laws of descent and distribution within twelve months from the date of death.

     The Plan provides that the Board of Directors of the Company (or Committee), shall administer the Plan. Subject to the terms of the Plan, the Board of Directors (or Committee) have authority to determine and designate those employees, including officers, and directors, consultants and advisors, who are to be granted Options or shares and the number of shares underlying such Options. Subject to the express provisions of the Plan, the Board of Directors (or Committee) also have the authority to interpret the Plan and to prescribe, amend and rescind the rules and regulations relating thereto.

     Unless previously terminated in certain circumstances, the Plan will terminate in December 2007. The Board of Directors may terminate or suspend the Plan or make such modifications or amendments thereto as it shall deem advisable; provided, however, that no amendment, termination or modification shall adversely affect the rights of a holder of an Option previously granted thereunder; and provided further, however, that if required to qualify the Plan under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, (i) in no event shall the provisions of the Plan be amended more than once every six (6) months other than to comply with changes in the Code, ERISA or the rules promulgated by the Securities and Exchange Commission, and (ii) no amendment that would materially increase the number of shares that may be issued under the Plan, materially modify the requirements of eligibility for participation in the Plan, or otherwise materially increase the benefits necessary to participants under the Plan, shall be made without the approval of shareholders of the Company.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the federal income tax consequences of certain transactions under the Plan based on Federal income tax laws in effect on January 1, 1998. This summary is not intended to be complete and does not describe state or local tax consequences.

     Tax Consequences to Participants

     NON-QUALIFIED STOCK OPTIONS. In general, (i) no income will be recognized by an optionee at the time a non-qualified Option is granted; (ii) at the time of exercise of a non-qualified Option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified Option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as a capital gain (or loss).

     INCENTIVE STOCK OPTIONS. No income generally will be recognized by an optionee upon the grant or exercise of an incentive option. If shares of common stock are issued to the optionee pursuant to the exercise of an incentive option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the option, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a capital gain and any loss sustained will be a capital loss.

     If common shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as a capital gain (or loss).

     SHARE ISSUANCES. The recipient of shares of common stock under the plan generally will be subject to tax at ordinary income rates on the fair market value of the shares (reduced by any amount paid by the participant for such shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such shares. If a
Section 83(b) election has not been made, any dividends received with respect to shares issued under the Plan that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

     Tax Consequences to the Company

     To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

REQUIRED VOTE

     The ratification and approval of the Plan and the reservation of shares of Common Stock for issuance thereunder requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

     The Board of Directors recommends a vote FOR the ratification and approval of the Plan and the reservation of 705,000 shares of Common Stock.

                                 PROPOSAL 3
            RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected the accounting firm of Coopers & Lybrand L.L.P. to serve as independent auditors of the Company and proposes the ratification of such decision.

     Coopers & Lybrand L.L.P. has audited the Company's financial statements for the year ended December 31, 1997. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR the ratification of the appointment of Coopers & Lybrand L.L.P. as independent auditors for the Company.

                            STOCKHOLDER PROPOSALS

     Stockholders of the Company who wish to include proposals for action at the Company's 1999 Annual Meeting of Stockholders in next year's proxy statement and proxy card must be received in writing by the Company at its address set forth on the first page of this Proxy Statement no later than December 15, 1998 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                              OTHER MATTERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Company's directors, its officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission ("SEC"). Specific filing deadlines of these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during the fiscal year ended December 31, 1997. To the best of the Company's knowledge, all of these filing requirements have been satisfied. In making this statement, the Company has relied solely on written representations of its directors and officers and any ten percent holders and copies of the reports that they filed with the SEC.

     The Board of Directors of the Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgment.


                              BY ORDER OF THE BOARD
                              OF DIRECTORS


                              Brett L. Scott, Secretary

                                     EXHIBIT A

                                CARDIAC SCIENCE INC
                       1997 STOCK OPTION/STOCK ISSUANCE PLAN

                                    ARTICLE ONE

                                 GENERAL PROVISIONS


     I.   PURPOSE OF THE PLAN

          This 1997 Stock Option/Stock Issuance Plan is intended to promote the interests of Cardiac Science Inc, a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

          Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

     II.  STRUCTURE OF THE PLAN

          A.   The Plan shall be divided into two (2) separate equity programs:

               (i) the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

               (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

          B. The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

     III. ADMINISTRATION OF THE PLAN

          A. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

          B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option thereunder.

     IV.  ELIGIBILITY

          A.   The persons eligible to participate in the Plan are as follows:

               (i)  Employees,

               (ii) non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, and

               (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

          B.   The Plan Administrator shall have full authority to determine,
(i) with respect to the grants under the Option Grant Program, which eligible persons are to receive the option grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive such stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

          C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

     V.   STOCK SUBJECT TO THE PLAN

          A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed seven hundred five thousand (705,000) shares.

          B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are canceled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise price or direct issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation's preferred stock into shares of Common Stock.

                                ARTICLE TWO

                            OPTION GRANT PROGRAM


     I.   OPTION TERMS

          Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; PROVIDED, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

          A.   EXERCISE PRICE.

               1. The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

                    (i) The exercise price per share shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

                    (ii) If the person to whom the option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

               (i) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

               (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (A) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and
          (B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

          C.   EFFECT OF TERMINATION OF SERVICE.

               1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                    (i) Should the Optionee cease to remain in Service for any reason other than Disability or Misconduct, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

                    (ii) Should Optionee's Service terminate by reason of Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

                    (iii) If the Optionee dies while holding an outstanding option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance shall have a twelve (12)-month period following the date of the Optionee's death to exercise such option.

                    (iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

                    (v) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the option is not otherwise at the time exercisable or in which the Optionee is not otherwise at that time vested.

                    (vi) Should Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to remain outstanding.

               2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                    (i) extend the period of time for which the option is to remain exercisable following Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                    (ii) permit the option to be exercised, during the
               applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

          D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

          E. UNVESTED SHARES. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. The Plan Administrator may not impose a vesting schedule upon any option grant or the shares of Common Stock subject to that option which is more restrictive than twenty percent (20%) per year vesting, with the initial vesting to occur not later than one (1) year after the option grant date. However, such limitation shall not be applicable to any option grants made to individuals who are officers of the Corporation, non-employee Board members or independent consultants.

          F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death.

          G. WITHHOLDING. The Corporation's obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     II.  INCENTIVE OPTIONS

          The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of the Plan shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall NOT be subject to the terms of this Section II.

          A. ELIGIBILITY. Incentive Options may only be granted to Employees.

          B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

          D. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the option term shall not exceed five
(5) years measured from the option grant date.

     III. CORPORATE TRANSACTION

          A. The shares subject to each option outstanding under the Plan at the time of a Corporate Transaction shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

          B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction.

          C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

          D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such

Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, PROVIDED the aggregate exercise price payable for such securities shall remain the same.

          E. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration (in whole or in part) of one or more outstanding options (and the immediate termination of the Corporation's repurchase rights with respect to the shares.

                                   ARTICLE THREE

                                STOCK ISSUANCE PROGRAM


     I.   STOCK ISSUANCE TERMS

          Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

          A.   PURCHASE PRICE.

               1. The purchase price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85 %) of the Fair Market Value per share of Common Stock on the issue date. However, the purchase price per share of Common Stock issued to a 10% Stockholder shall not be less than one hundred and ten percent (110%) of such Fair Market Value.

               2. Subject to the provisions of Section I of Article Four, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                    (i)  cash or check made payable to the Corporation, or

                    (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

          B.   VESTING PROVISIONS.

               1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. However, the Plan Administrator may not impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which is more restrictive than twenty percent (20%) per year vesting, with initial vesting to occur not later than one (1) year after the issuance date. Such limitation shall not apply to any Common Stock issuances made to the officers of the Corporation, non-employee Board members or independent consultants.

               2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to
(i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

               3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

               4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

               5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

     II.  CORPORATE TRANSACTION

          Upon the occurrence of a Corporate Transaction, all outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full.

     III. SHARE ESCROW/LEGENDS

          Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                ARTICLE FOUR

                                MISCELLANEOUS


     I.   FINANCING

          The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of those shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

     II.  EFFECTIVE DATE AND TERM OF PLAN

          A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

          B. The Plan shall terminate upon the EARLIEST of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. All options and unvested stock issuances outstanding at that time under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

     III. AMENDMENT OF THE PLAN

          A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the 0ptionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

          B. Options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess shares are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and
(ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically canceled and cease to be outstanding.

     IV.  USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     V.   WITHHOLDING

          The Corporation's obligation to deliver shares of Common Stock upon the exercise of any options or upon the vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     VI.  REGULATORY APPROVALS

          The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

     VII. NO EMPLOYMENT OR SERVICE RIGHTS

          Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

     VIII.     FINANCIAL REPORTS

          The Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option under the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.


                                 APPENDIX


     The following definitions shall be in effect under the Plan:

     A.   BOARD shall mean the Corporation's Board of Directors.

     B.   CODE shall mean the Internal Revenue Code of 1986, as amended.

     C. COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

     D.   COMMON STOCK shall mean the Corporation's common stock.

     E. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

          (a) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (b) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     F.   CORPORATION shall mean Cardiac Science Inc, a Delaware corporation.

     G. DISABILITY shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.

     H. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     I. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

     J. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (a) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (b) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (c) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

     K. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

     L. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

          (a) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

          (b) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty
     (50) miles, provided and only if such change, reduction or relocation is effected without the individual's consent.

     M. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

     N.   1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

     O. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

     P. OPTION GRANT PROGRAM shall mean the option grant program in effect under the Plan.

     Q. OPTIONEE shall mean any person to whom an option is granted under the Plan.

     R. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     S. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

     T. PLAN shall mean the Corporation's 1997 Stock Option/Stock Issuance Plan, as set forth in this document.

     U. PLAN ADMINISTRATOR shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

     V. SERVICE shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

     W. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

     X. STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

     Y. STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

     Z. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     AA. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

                                    PROXY
                            CARDIAC SCIENCE, INC.
                          1176 MAIN STREET, BLDG "C"
                              IRVINE, CA 92614

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED, ACKNOWLEDGING RECEIPT OF THE PROXY STATEMENT OF CARDIAC SCIENCE, INC. (THE "COMPANY"), DATED APRIL 12, 1998, HEREBY CONSTITUTES AND APPOINTS RAYMOND W. COHEN AND BRETT L. SCOTT, AND EACH OR ANY OF THEM, ATTORNEY, AGENT, AND PROXY OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION TO EACH OF THEM, FOR AND IN THE NAME, PLACE, AND STEAD OF THE UNDERSIGNED, TO APPEAR AND VOTE ALL THE SHARES OF STOCK OF THE COMPANY, STANDING IN THE NAME OF THE UNDERSIGNED ON THE BOOKS OF THE COMPANY ON APRIL 5, 1998, AT THE ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY, TO BE HELD AT THE DOUBLETREE CLUB HOTEL, ORANGE COUNTY AIRPORT, 7 HUTTON CENTRE DRIVE, SANTA ANA, CA 92707, ON MAY 12, 1998, AT 10:00 A.M., LOCAL TIME, AND ALL ADJOURNMENTS THEREOF.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED.

     IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED (I) FOR the election of the nominees for directors herein, (ii) FOR the proposed ratification and approval the Company's 1997 Stock Option/Issuance Plan, (iii) FOR ratification of the appointment of Coopers & Lybrand L.L.P. as independent auditors.

1.  ELECTION OF DIRECTORS

    / / FOR all nominees listed below (except as written in on the line below) Raymond W. Cohen, Paul D. Quadros, Peter Crosby, Howard L. Evers, J. Desmond Fitzgerald.
    / /   WITHOLD AUTHORITY for all nominees listed above.
          (Instruction: To withhold authority to vote for any individual nominee, please write in name on line below)

          ________________________________________________________________

2.  PROPOSAL TO RATIFY AND APPROVE THE COMPANY'S 1997 STOCK OPTION/ISSUANCE PLAN
        / /  FOR            / /  AGAINST                / /  ABSTAIN
3. PROPOSAL TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT AUDITORS
        / /  FOR            / /  AGAINST                / /  ABSTAIN
4. FOR SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

                                        ___________________________
                                        Date

                                        ___________________________
                                        Print Name

                                        ___________________________
                                        Signature

                                        ___________________________
                                        Signature, if held jointly

     When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

           PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPLTY IN THE
                               ENCLOSED ENVELOPE.